Exhibit 99

                        NATURAL GAS SERVICES GROUP, INC.

FOR IMMEDIATE RELEASE                                         NEWS
May 12, 2005                                                  Amex - NGS, NGS.WS

                      NATURAL GAS SERVICES GROUP ANNOUNCES
                      FIRST QUARTER 2005 FINANCIAL RESULTS

         o 209% Increase In Total Revenue To $11 Million For The Three Months Compared To $3.6 Million For The Same Period In 2004.

         o 121% Increase In Income Before Tax For The Three Months To $1.4 Million Compared To $645,000 For The Same Period In 2004 After Excluding a Non-recurring Item*

MIDLAND, Texas, May 12, 2005 - Natural Gas Services Group, Inc. (AMEX:NGS), a leading provider of gas compression, flare equipment and services to the natural gas and oil industry, announces its financial results for the first quarter ended March 31, 2005.

                                         Natural Gas Services Group, Inc.

--------------------------------------------------------------------------------
                                   First Quarter      First Quarter       Change
                                       2005               2004
--------------------------------------------------------------------------------

Revenues                             11,041,235         3,568,351          209%
Net Income - After Tax                  898,360           393,739*         128%
EPS (Basic)                               $0.13              $.08*          63%
EPS (Diluted)                             $0.11              $.08*          38%
Gross Profit                          3,921,211         2,017,298           94%
EBITDA                               $2,798,555        $1,352,730*         107%
Weighted avg. shares outstanding:
Basic                                 6,728,095         5,065,327           33%
Diluted                               7,827,206         5,221,441           49%
--------------------------------------------------------------------------------

*Excludes non-recurring proceeds attributable to life insurance payment in the amount of $1,500,000 in the first quarter of 2004.

Revenue: Total Revenue for the first quarter ended March 31, 2005, increased 209% to $11,041,235 as compared to $3,568,351 for the same period in 2004. This reflects an increase in revenue from the rental of natural gas compressor units and the operations of Screw Compressor Systems, Inc. (SCS) which was acquired on January 3, 2005. The revenue attributed to SCS during the quarter was $6,798,267.

Income: Net income for the first quarter ended March 31, 2005 increased 128% to $898,360 ($0.11 per diluted share) as compared to the same period in 2004 of $ 393,739 ($0.08 per diluted share) after excluding non-recurring proceeds from life insurance policies.

Rental Fleet: NGS's gas compressor rental fleet grew by 12.8% during the first quarter 2005. At March 31, 2005 we had 661 rental units, an increase of 76 units from the 585 units at December 31, 2004. We are on plan to add the 250-300 units projected earlier this year, which will give a rental fleet growth this year of 42% to 50%.

Steve Taylor, President and CEO of Natural Gas Services Group, Inc. said "NGS started this year with another record breaking quarter. We closed on our purchase of Screw Compression Systems in Tulsa, OK on January 3, 2005 which quadrupled our fabrication space to over 120,000 square feet. We have consolidated that operation into the company without missing a beat and will add over 60 units to the rental fleet this year from that location alone, in addition to serving their existing customer base with build-to-sale units. Our fabrication backlog in Tulsa is out to October while our rental fleet has grown from 585 units to 661 units this quarter. With this rate of growth we are gaining new customers in new markets as the strong demand for our equipment and services continues. We are well positioned for growth and strong commodity prices will enable us to continue to expand our presence throughout the year. As always, I want to relay my congratulations and thanks to our employees for a job well done. It is truly their hard work that enables the company to deliver superior results like these."

The Company has scheduled a conference call Thursday, May 12, 2005 at 3:15 PM Central Standard Time to discuss 2005 First Quarter Financial Results.

What: Natural Gas Services Group, Inc. 2005 First Quarter Financial Results Conference Call

When: Thursday, May 12, 2005 - 3:15 PM Central Standard Time

How: Live via phone by dialing 800-936-4602. Code: Natural Gas Services. Participants to the Conference call should call in at least 5 minutes prior to the start time.

NGS manufactures, fabricates, sells, leases and services natural gas compressors that enhance the production of oil and gas wells. The Company also manufactures and sells flare systems and flare ignition systems for plant and production facilities.

For More Information, Contact:                   Wallace Sparkman, Chairman or
                                                 Stephen Taylor, President/CEO
                                                 800-580-1828
                                                 Jim Drewitz, Investor Relations
                                                 jdrewitz@comcast.net
                                                 972-355-6070

"EBITDA" reflects net income or loss before interest, taxes, depreciation and amortization. EBITDA is a measure used by analysts and investors as an indicator of operating non-cash charges and financing costs. Therefore, EBITDA gives the investor information as to the cash generated from the operations of a business. However, EBITDA is not a measure of financial performance under accounting principles generally accepted in the United States of America ("GAAP"), and should not be considered a substitute for other financial measures of performance. EBITDA as calculated by NGS may not be comparable to EBITDA as calculated and reported by other companies. The most comparable GAAP measure to EBITDA is net income. The reconciliation of EBITDA to net income is as follows:

                                EBITDA CALCULATION
                        Three Months Ended March 31, 2005
                                                        2005          2004
                                                    --------------------------
EBITDA                                                2,798,555      1,352,730*
   Adjustments to reconcile EBITDA to net income:
   Amortization and depreciation                       (950,815)      (526,685)
   Interest expense                                    (421,773)      (180,608)
   Provision for income tax                            (527,607)      (251,698)
                                                    --------------------------
Net Income                                          $   898,360    $   393,739*
                                                    ==========================



*Excludes non-recurring proceeds attributable to life insurance payment.

Except for historical information contained herein, the statements in this release are forward-looking and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties, which may cause NGS's actual results in future periods to differ materially from forecasted results. Those risks include, among other things, the loss of market share through competition or otherwise; the introduction of competing technologies by other companies; a prolonged, substantial reduction in oil and gas prices which could cause a decline in the demand for NGS's products and services; and new governmental safety, health and environmental regulations which could require NGS to make significant capital expenditures. The forward-looking statements included in this press release are only made as of the date of this press release, and NGS undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances. A discussion of these factors is included in the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission.

                        Natural Gas Services Group, Inc.
                           Consolidated Balance Sheet
                                   (unaudited)
                                 March 31, 2005

ASSETS
Current Assets:
   Cash and cash equivalents                                         $ 1,370,843
   Accounts receivable - trade                                         3,494,876
   Inventory                                                          10,620,317
   Prepaid expenses                                                      218,955
                                                                     -----------
              Total current assets                                    15,704,991

Lease equipment, net of accumulated depreciation                      31,150,928
Other property plant and equipment, net of accumulated depreciation    6,421,495
Goodwill, net of accumulated amortization                              8,124,216
Intangible, net of accumulated amortization                            4,219,767
Restricted cash                                                        2,000,000
Other assets                                                             137,403
                                                                     -----------
             Total Assets                                            $67,758,800
                                                                     ===========


LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
   Current portion of long term debt                                 $ 5,399,056
    Bank line of credit                                                   18,087
   Accounts payable and accrued liabilities                            5,429,194
   Unearned Income                                                       731,673
                                                                     -----------
         Total current liabilities                                    11,578,010

Long term debt, less current portion                                  18,998,407
Subordinated notes, net of discount                                    4,465,538
Deferred income tax payable                                            3,485,610
                                                                     -----------
              Total liabilities                                       38,527,565

SHAREHOLDERS' EQUITY
Common Stock                                                              67,825
Paid in Capital                                                       21,778,261
Retained Earnings                                                      7,385,149
                                                                     -----------
               Shareholders' Equity                                   29,231,235
                                                                     -----------
              Total Liabilities and Shareholders' Equity             $67,758,800
                                                                     ===========


                        Natural Gas Services Group, Inc.
                         Consolidated Income Statements
                                   (unaudited)
                                                    Three months ended March 31,
                                                  2005                       2004
                                              ------------            ------------
Revenue:
   Sales                                      $  7,146,137      65%   $    889,965      25%
   Service and maintenance income                  463,781       4%        423,602      12%
   Leasing income                                3,431,317      31%      2,254,784      63%
                                              ------------            ------------
                                                11,041,235     100%      3,568,351     100%
                                              ------------            ------------
Cost of revenue:
   Cost of sales                                 5,622,167      51%        646,394      18%
   Cost of service and maintenance                 290,099       3%        336,250       9%
   Cost of leasing                               1,207,758      11%        568,409      16%
                                              ------------            ------------
        Total cost of revenue                    7,120,024      64%      1,551,053      43%
                                              ------------            ------------
Gross Margin                                     3,921,211      36%      2,017,298      57%

 Operating Cost:
   Selling expense                                 229,691       2%        177,389       5%
   General and administrative expense              903,800       8%        488,260      14%
   Amortization & depreciation                     950,815       9%        526,685      15%
                                              ------------            ------------
                                                 2,084,306      19%      1,192,334      33%
                                              ------------            ------------
Operating income                                 1,836,905      17%        824,964      23%

   Interest expense                               (421,773)     -4%       (180,608)    -5%
   Other income                                     10,835       0%      1,501,081      42%
                                              ------------            ------------
Income before income taxes                       1,425,967      13%      2,145,437      60%
     Income tax expense                            527,607       5%        251,698       7%
                                              ------------            ------------
Net income                                         898,360       8%      1,893,739      53%
   Preferred dividends                                --         0%         27,922       1%
                                              ------------            ------------
Net income available to common shareholders   $    898,360       8%   $  1,865,817      52%
                                              ============            ============


         Earnings per share:
         Basic                                       $0.13                   $0.37
         Diluted                                     $0.11                   $0.36
         Weighted average Shares:
         Basic                                   6,728,095               5,065,327
         Diluted                                 7,827,206               5,221,441


                        Natural Gas Services Group, Inc.
                      Consolidated Statements of Cash Flows
                                   (unaudited)
                                                                           Three Months      Three Months
                                                                               Ended            Ended
                                                                          March 31, 2005    March 31, 2004
                                                                          --------------    --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net Income                                                             $      898,360    $    1,893,739
      Adjustments to reconcile net income to net cash used in operating activities:
      Depreciation and amortization                                              950,815           526,686
      Deferred taxes                                                             527,610           251,698
      Amortization of debt issuance costs                                         16,239            16,239
      Gain on disposal of assets                                                 (45,846)             --
      Changes in current assets and liabilities:
      Trade and other receivables                                              1,342,909        (1,732,493)
      Inventory and work in progress                                          (1,596,502)         (709,403)
      Prepaid expenses and other                                                 (30,672)          (53,012)
      Accounts payable and accrued liabilities                                   829,651         1,213,472
      Deferred income                                                           (226,640)         (204,104)
      Other                                                                      297,858             3,273
                                                                          --------------    --------------
  NET CASH PROVIDED BY OPERATING ACTIVITIES                                    2,963,782         1,206,095
                                                                          --------------    --------------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchase of property and equipment                                        (4,667,716)       (2,530,447)
    Assets acquired, net of cash received                                     (7,553,965)             --
    Proceeds from sale of property and equipment                                 180,166              --
                                                                          --------------    --------------
  NET CASH USED IN INVESTING ACTIVITIES                                      (12,041,515)       (2,530,447)
                                                                          --------------    --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Net proceeds from bank loans                                               13,469,113         1,952,778
   Repayments of long term debt                                               (4,014,839)         (604,143)
   Dividends paid on preferred stock                                                --             (27,922)
   Proceeds from exercised warrants and stock options                            309,115            23,575
                                                                          --------------    --------------
NET CASH PROVIDED BY FINANCING ACTIVITIES                                      9,763,389         1,344,288
                                                                          --------------    --------------
NET INCREASE CHANGE IN CASH                                                      685,656            19,936
CASH AT BEGINNING OF PERIOD                                                      685,187           176,202
                                                                          --------------    --------------
CASH AT END OF PERIOD                                                     $    1,370,843    $      196,138
                                                                          ==============    ==============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
      Interest paid                                                       $      378,027    $      180,608
SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
     Assets acquired for issuance of subordinated debt                    $    3,000,000
     Assets acquired for issuance of common stock                         $    5,120,438